Exhibit 10.1

                SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of March 9, 2001, is made by and between FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999, as amended by that certain Third Amendment to Credit and Security Agreement dated March 24, 2000, as amended by that certain Fourth Amendment to Credit and Security Agreement dated August 3, 2000 and, as amended by that certain Fifth Amendment to Credit and Security Agreement dated November 8, 2000 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Borrowing Base" means, at any time the lesser of:

          (a)  the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (A)  the  lesser  of  (x)  85%  of  Eligible  Accounts,   or  (y)
               $6,500,000.00, plus

               (B) the lesser of (x) 60% of Eligible Inventory (exclusive of Eligible Raw Materials Inventory), or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,500,000.00 from

               October 1 of each year  through  February  28 of each  subsequent year, provided however, during the year 2001 only, the $3,500,000.00 figure shall be effective through and until April 1, 2001 at which point it shall be automatically reduced to $2,500,000.00, plus

               (C) the lesser of (x) 50% of Eligible Raw Materials Inventory, or
               (y) $2,500,000.00 from March 1 through September 30 of each year and $3,500,000.00 from October 1 of each year through February 28 of each subsequent year, provided however, during the year 2001 only the $3,500,000.00 figure shall be effective through and until April 1, 2001 at which point it shall be automatically reduced to $2,500,000.00, plus

               (D) If but only if Lender, in its sole and absolute discretion, elects to make Revolving Advances under the Overadvance Limit, as hereafter defined, in Borrower's 2001 fiscal year, an overadvance in the amount not to exceed $500,000.00 (the "Overadvance Limit), which Overadvance Limit shall be automatically reduced to $400,000.00 on April 1, 2001, to $200,000.00 on May 1, 2001 and
               to $0.00 on June 1, 2001. No Overadvance Limit shall exist at any time from June 1, 2001 through October 31, 2001. In addition, if but only if Lender, in its sole and absolute discretion, elects to make Revolving Advances under the Overadvance Limit, in any given year subsequent to Borrower's 2001 fiscal year, commencing on November 1 of each year, an overadvance in the amount not to exceed $500,000.00 (the "Overadvance Limit), which Overadvance Limit shall be automatically reduced to $400,000.00 on March 1 of the immediately following year, to $300,000.00 on April 1 of the immediately following year, to $200,000.00 on May 1 of the immediately following year and to $0.00 on June 1 of the immediately following year. No Overadvance Limit shall exist at any time from June 1 through October 31 in any year.

          (b) Effective March 1, 2001, the definition of "Capital Expenditures Floating Rate" contained in Section 1.1 of the Credit Agreement was hereby deleted and replaced as follows:

               "Capital Expenditures Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and one-quarter of one percent (1.25%). The Capital Expenditures Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) on the first day of the first full month following Lender's receipt of Borrower's 2001 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2001 fiscal year of not less than $250,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2001 fiscal year by not less than $250,000.00, and (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Capital Expenditures Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2001 fiscal year, to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Capital Expenditures Floating Rate shall change when and as the Prime Rate changes.

          (c) The definition of "Default Rate" contained in Section 1.1 of the Credit Agreement is deleted and replaced as follows:

               "Default Rate" means an annual rate equal to two percent (2%) over the Revolving Floating Rate, the Term Floating Rate, the Capital Expenditures Floating Rate and the Overadvance Floating Rate, which rate shall change when and as the Term Floating Rate changes.

          (d) The definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

          "Maturity Date" means September 30, 2004.

          (e) The figure "$5,000,000.00" contained in the definition of "Maximum Line" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the figure "$6,500,000.00".

          (f) There is hereby added a new definition for "Overadvance Floating Rate" to Section 1.1 of the Credit Agreement which provides as follows:

               "Overadvance Floating Rate" means an annual rate equal to the sum of the Prime Rate plus three and one-quarter percent (3.25%). The Overadvance Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus two and one-quarter percent (2.25%) on the first day of the first full month following Lender's receipt of Borrower's 2001 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2001 fiscal year of not less than $250,000.00,
               (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2001 fiscal year by not less than $250,000.00, and
               (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Overadvance Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2001 fiscal year, to an annual rate equal to the sum of the Prime Rate plus two and one-quarter percent (2.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Overadvance Floating Rate shall change when and as the Prime Rate changes.

          (g) Effective March 1, 2001, the definition of "Revolving Floating Rate" contained in Section 1.1 of the Credit Agreement was hereby deleted and replaced as follows:

               "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and one-quarter of one percent (1.25%). The Revolving Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) on the first day of the first full month following Lender's receipt of Borrower's 2001 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2001 fiscal year of not less than $250,000.00,
               (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2001 fiscal year by not less than $250,000.00, and
               (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided

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
               above, the Revolving Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2001 fiscal year, to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Revolving Floating Rate shall change when and as the Prime Rate changes.

          (h) Effective March 1, 2001, the definition of "Term Floating Rate" contained in Section 1.1 of the Credit Agreement was hereby deleted and replaced as follows:

               "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one and three-quarters of one percent (1.75%). The Term Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus three-quarters of one percent (0.75%) on the first day of the first full month following Lender's receipt of Borrower's 2001 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2001 fiscal year of not less than $250,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2001 fiscal year by not less than $250,000.00, and (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Term Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2001 fiscal year, to an annual rate equal to the sum of the Prime Rate plus three-quarters of one percent (0.75%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Term Floating Rate shall change when and as the Prime Rate changes.

          (i) Section 2.6(a) of the Credit Agreement is hereby deleted and replaced as follows:

               (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to make a non-revolving advance to the Borrower in the amount of $2,811,000.00 (the "Term Advance"). Borrower hereby acknowledges that as of March 1, 2001, $2,007,000.00 of the Term Advance was currently outstanding.

          (j) Section 2.7.1(a) of the Credit Agreement is hereby deleted and replaced as follows:

               (a) Beginning on April 1, 2001 and on the first day of each month thereafter, in equal monthly installments of $46,850.00.

          (k) Section 2.8(a) of the Credit Agreement is hereby deleted and replaced as follows:

               (a) REVOLVING NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance (exclusive of that portion of the Revolving Advances which constitutes the Overadvance Limit) of the Revolving Note shall bear interest at the Revolving Floating Rate. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of that portion of the Revolving Advances which constitutes the Overadvance Limit shall bear interest at the Overadvance Floating Rate.

          (l) Section 2.9(a) of the Credit Agreement is hereby deleted and replaced as follows:

               (a) UNUSED LINE FEE. For the purposes of this Section 2.9(a),"Unused Amount" means the Maximum Line reduced by (1) outstanding Revolving Advances and (2) the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-half of one percent (0.5%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

          (m) Subsection (d) of Section 2.9 of the Credit Agreement is hereby deleted and replaced as follows:

               (d) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees of $75.00 per hour (or Lender's then applicable rate) per auditor in connection with any audits or inspections by the Lender of any collateral or the operations or business of the Borrower, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection (collectively, "Out-of-Pockets"). So long as there is not any then existing Event of Default or Default Period, such audit fees shall not exceed $5,000.00 per audit plus all applicable Out-of-Pockets and audits shall be performed not more frequently than four times per annum. Lender shall send to Borrower an invoice applicable to such audit fees, out-of-pocket costs and expenses, provided, however, any failure of Lender to send such invoices shall not relieve Borrower of its obligations under this Section 2.9(d).

          (n) Sections 2.13(a) and 2.13(b) of the Credit Agreement are hereby deleted and replaced as follows:

               (a) TERMINATION AND LINE REDUCTION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows: (i) three percent (3%) if the termination or reduction occurs on or before September 30, 2001, (ii) two percent (2%) if the termination or reduction occurs after September 30, 2001 but on or before September 1, 2002, and (iii) one percent (1%) if the termination or reduction occurs after September 30, 2002.

               (b) PREPAYMENT FEES. If the Term Note or the Capital Expenditures Note are prepaid as of a date other than the Maturity Date for any reason except in accordance with Section 2.7, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the amount prepaid as follows: (i) three percent (3%) if prepayment occurs on or before September 30, 2001; (ii) two percent (2%) if prepayment occurs after September 30, 2001 but on or before September 30, 2002; and (iii) one percent (1%) if prepayment occurs after September 30, 2002.

          (o) Section 6.12 of the Credit Agreement is hereby deleted and replaced as follows:

          DEBT SERVICE COVERAGE RATIO. The Borrower covenants that FMM and FMS and the Covenant Entities shall, as of the last day of each fiscal quarter, on and after May 31, 2001, maintain a consolidated average minimum debt service coverage ratio (based upon the period set forth below) as follows:

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
     Quarter Ending           Debt Service Coverage Ratio
     --------------           ---------------------------

     May 31, 2001             1.0 to 1 based upon the immediately preceding
                              three month period, and excluding all payments made on or Subordinated Indebtedness owed to the Johnston Family Charitable Remainder Unitrust
                              No. 3

     August 31, 2001 and      1.0 to 1 based upon the immediately preceding
     each August 31           three month period
     thereafter

     November 30, 2001 and    .75 to 1 based upon the immediately preceding six
     each November 30         month period
     thereafter

     February 28, 2002 and    .75 to 1 based upon the immediately preceding nine
     each February 28         month period
     thereafter

     May 31, 2002 and each    1.05 to 1 based upon the immediately preceding
     May 31 thereafter        twelve month period

          (p) Section 6.13 of the Credit Agreement is hereby deleted and replaced as follows:

     Section 6.13 NET WORTH. The Borrower covenants that as of May 31, 2000, the aggregate consolidated Net Worth of FMM, FMS and the Covenant Entities was $14,411,226.36. The Borrower covenants that said aggregate consolidated Net Worth as of the end of each future fiscal quarter end shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year ending aggregate consolidated Net Worth.

     Quarter Ending           Net Worth Increase (Decrease)
     --------------           -----------------------------

     February 28, 2001        ($1,200,000.00)

     May 31, 2001             ($200,000.00)

     August 31, 2001 and
     each August 31
     thereafter               $0.00

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
     November 30, 2001 and
     each November 30
     thereafter               ($300,000.00)

     February 28, 2002 and
     each February 28
     thereafter               ($100,000.00)

     May 31, 2002 and each
     May 31 thereafter        $600,000.00

          (q) Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.14 NET INCOME. The Borrower covenants that FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter as measured from the immediately preceding fiscal year end.

     Quarter Ending           Net Income (Loss)
     --------------           -----------------

     February 28, 2001        ($1,200,000.00)

     May 31, 2001             ($200,000.00)

     August 31, 2001 and
     each August 31
     thereafter               $0.00

     November 30, 2001 and
     each November 30
     thereafter               ($300,000.00)

     February 28, 2002 and
     each February 28
     thereafter               ($100,000.00)

     May 31, 2002 and each
     May 31 thereafter        $600,000.00

          (r) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.15 MONTHLY NET INCOME/NET LOSS. The Borrower covenants that beginning with January 1, 2001, and continuing for each month thereafter, FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of not less than (or in the event a Net Loss is allowed for such month, a Net Loss of not more than) the amounts set forth below for each month as measured from the last day of the immediately preceding month.

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
     Month                                              Net Income/(Net Loss)
     -----                                              ---------------------

     January, 2001                                      $0.00

     February, 2001                                     $50,000.00

     March, 2001                                        $100,000.00

     April, 2001                                        $150,000.00

     May, 2001                                          $150,000.00

     June of each year                                  $0.00

     July of each year                                  $0.00

     August of each year                                ($300,000.00)

     September of each year                             ($150,000.00)

     October of each year                               ($200,000.00)

     November of each year                              ($100,000.00)

     December of each year                              ($350,000.00)

     January, 2002 and each January thereafter          ($50,000.00)

     February, 2002 and each February thereafter        $0.00

     March, 2002 and each March thereafter              $0.00

     April, 2002 and each April thereafter              $0.00

     May, 2002 and each May thereafter                  $0.00

          (s) Section 7.10 of the Credit Agreement is hereby deleted and replaced as follows:

     CAPITAL EXPENDITURES. FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than (i) $1,250,000.00 during Borrower's 2001 fiscal year, and (ii) $1,500,000.00 during any fiscal year thereafter. In addition, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures paid with working capital in the aggregate of more than (i) $800,000.00 during Borrower's 2001 fiscal year, and (ii) $900,000.00 during any fiscal year thereafter. In addition, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in excess of $500,000.00 in any one transaction without the prior approval of Lender which approval can be granted or withheld in Lender's sole discretion.

     3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. THE DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Current Defaults"):

          (a) The Borrower has failed to achieve the required Debt Service Coverage Ratio for the quarter ending November 30, 2000 as required by Section
6.12 of the Credit Agreement.

          (b) The Borrower and the Covenant Entities have failed to achieve the Net Worth for the quarter ending November 30, 2000 as required by Section 6.13 of the Credit Agreement.

          (c) The Borrower and the Covenant Entities have failed to achieve the Net Income for the quarter ending November 30, 2000 as required by Section 6.14 of the Credit Agreement.

          (d) The Borrower and the Covenant Entities have exceeded the maximum allowable Net Loss for the month of November, 2000 as set forth in Section 6.15 of the Credit Agreement.

          The Borrower acknowledges that as a result of the Current Defaults, a Default Period exists and the Default Rate was implemented on November 1, 2000. The Borrower further acknowledges as of the date hereof, the amounts owed as a result of the implementation of the Default Rate have not been paid (the "Default Interest"). Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Current Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances. The Borrower further agrees that notwithstanding the above waiver, the Obligations shall continue to bear interest at the Default Rate. The Borrower shall pay one-half of the past due Default Interest (which equals $22,826.38) upon the execution of this Amendment. The Borrower shall pay one-half of the Default Interest going forward monthly as required by the Credit Agreement. The second one-half of the past due Default Interest and one-half of the Default Interest going forward (collectively the "Accrued Default Interest") shall continue to accrue and shall be due and payable on the earlier of (i) the first day of the first full month after Lender's receipt of Borrower's audited financial statements for Borrower's 2001 fiscal year complying with the terms of Section 6.1(a) of the Credit Agreement (the "2001 Financials") which indicate that there is an event of default existing under the Credit Agreement, or (ii) the date after the date hereof upon which any Event of Default occurs under the Credit Agreement. In the event the Accrued Default Interest becomes due and payable, the Current Defaults and the Default Period associated therewith, shall automatically be reinstated retroactively to November 1, 2000. Notwithstanding the above, if but only if the Accrued Default Interest has not previously become due and payable and the 2001 Financial Statements indicate that the Borrower is in compliance with all of the provisions of the Credit Agreement, the Lender shall waive the payment of the Accrued Default Interest and the Obligations shall cease to bear interest at the Default Rate.

     5. ORIGINATION FEE. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable origination fee in the amount of $11,195.00 in consideration of the Lender's execution of this Amendment.

     6. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The replacement revolving note substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Replacement Note").

          (b) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (c) A Certificate  of the  Secretary of the Borrower  certifying as to
(i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment, the Replacement Note and all other documents, agreements and certificates on behalf of the Borrower.

          (d) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 7(a) and 7(b) hereof and as to such other matters as the Lender shall require.

          (e) Payment of the fee described in Paragraph 5.

          (f) Payment of the Default Interest as described in Paragraph 4(d).

          (g) Such other matters as the Lender may require.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and the Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constituteS the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     8. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in paragraph 6 hereof, the definition of "Revolving Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the Replacement Note, which Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Revolving Note.

     9. NO OTHER WAIVER. Except as specifically set forth in Section 4 above, the execution of this Amendment and acceptance of the Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     10. RELEASE. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     11. PAYMENTS ON THE SUBORDINATED DEBT. Notwithstanding anything in that certain Subordination Agreement dated December 7, 2000 (the "Subordination Agreement") to the contrary, the Borrower agrees that it shall only make payments on the Subordinated Indebtedness in strict accordance with the following:

          (a) Payments may only be made on the following dates (or, in the event any such date falls on a weekend or holiday, the next business day) in amounts not to exceed the following amounts:

               (i)  On the date hereof, $100,000.00;

               (ii) On March 31, 2001, $200,000.00;

              (iii) On April 30, 2001, $200,000.00; and

               (iv) On  May  31,   2001,   the   balance  of  the   Subordinated
                    Indebtedness.

          (b) The amount of any payment may not exceed the amount equal to the aggregate Availability under the Credit Agreement and the RG Credit Agreement minus Accounts more than 30 days past respective due date minus $500,000.00.

          (c) With respect to the May 31, 2001 payment only, the average aggregate excess Availability under the Credit Agreement and the RG Credit Agreement for the 60 days immediately preceding said payment was not less than $1,000,000.00, and

          (d) no Event of Default or Default Period has occurred and is continuing or will occur as a result of or immediately following any such payment.

     Any payments received by the Subordinated Creditor which are not permitted hereby shall be handled in strict accordance with Section 5 of the Subordination Agreement. Nothing contained herein shall limit the Borrower from issuing its shares of Common Stock to the Subordinated Creditor in accordance with the terms of the Subordinated Indebtedness.

     12. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 5 hereof.

     13. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                       WELLS FARGO BUSINESS CREDIT, INC.


                                       By /s/ Clifton Moschnik
                                          --------------------------------------
                                       Its Assistant Vice President


                                       FM PRECISION GOLF MANUFACTURING CORP.,
                                       a Delaware corporation


                                       By /s/ Kevin Neill
                                          --------------------------------------
                                       Its Chief Financial Officer


                                       FM PRECISION GOLF SALES CORP.,
                                       a Delaware corporation


                                       By /s/ Kevin Neill
                                          --------------------------------------
                                       Its Chief Financial Officer

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., (the "Lender") pursuant to a Guaranty dated as of
October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 10 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC.,
                                        a Delaware corporation



                                        By /s/ Kevin Neill
                                           -------------------------------------
                                        Its Chief Financial Officer

                     ACKNOWLEDGMENT OF SUBORDINATED CREDITOR

     The undersigned has executed and delivered to Wells Fargo Business Credit, Inc., a Minnesota corporation ("Lender"), a Subordination Agreement applicable to amounts owed to the undersigned by the Borrower, Royal Grip, Inc., a Nevada corporation, and Royal Grip Headwear Company, a Nevada corporation. The Borrower has requested that the Lender enter into this Sixth Amendment to Credit and Security Agreement. The Lender has agreed to do so if, but only if, the undersigned delivered to the Lender this acknowledgment.

     Accordingly, as an inducement to the Lender to entering into this Sixth Amendment, the undersigned acknowledges that its Debt Subordination Agreement remains in full force and effect.

     The undersigned specifically consent to the provisions of Section 11 of the Amendment.

     The Debt Subordination Agreement is in all respects ratified, confirmed and approved.

     Dated March 9, 2001.

                                          THE JOHNSTON FAMILY CHARITABLE
                                          REMAINDER UNITRUST NO. 3



Witness: /s/ Thomas A. Schneider          By /s/ Richard P. Johnston, as Trustee
         -----------------------             -----------------------------------

                                    EXHIBIT A

                        SECOND REPLACEMENT REVOLVING NOTE

$6,500,000.00                                                   Phoenix, Arizona

                                                              ____________, 2001

     For value received, the undersigned, FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SIX MILLION FIVE HUNDRED THOUSAND and N0/100 Dollars ($6,500,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated October 8, 1998, as amended from time to time (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Both entities constituting the Borrower hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     This Note, upon its execution, is a replacement of, issued in substitution and not in satisfaction of a promissory note, and a portion of the indebtedness hereunder is the same indebtedness evidenced by that certain Replacement Revolving Note in the amount of $5,000,000.00, made by the undersigned, which Replacement Revolving Note was executed pursuant to the Credit Agreement. The indebtedness evidenced by said Replacement Revolving Note is not extinguished hereby.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                          FM PRECISION GOLF MANUFACTURING CORP.,
                                          a Delaware corporation


                                          By
                                             -----------------------------------
                                          Its
                                              ----------------------------------

                                          FM PRECISION GOLF SALES CORP.,
                                          a Delaware corporation



                                          By
                                             -----------------------------------
                                          Its
                                              ----------------------------------

                                       20